                                                          EXHIBIT 10.10




                             CONTRIBUTION AGREEMENT

                                                              June __, 1997

Board of Directors
800-JR Cigar, Inc.
301 Route 10 East
Whippany, N.J.  07981-2104

Ladies and Gentlemen:

      1. Contributions. Each of the undersigned (each a "Subscriber" and collectively the "Subscribers") desires to subscribe to the number of shares of common stock, par value $.01 per share ("Common Stock"), of 800-JR Cigar, Inc., a Delaware corporation (the "Company"), set forth opposite such Subscriber's name on attached Schedule A ("Company Shares"), and in exchange therefor contribute to the Company the number of shares of capital stock ("Constituent Entities Shares") of each of the corporations (each a "Constituent Entity" and collectively the "Constituent Entities") set forth opposite such Subscriber's name on attached Schedule B, all upon the terms and subject to the conditions hereinafter set forth. It is intended that the contributions by the Subscribers of the Constituent Entities Shares to be contributed by the Subscribers to the Company, which will occur in connection with an initial public offering by the Company of shares of Common Stock (the "Offering"), constitute tax-free capital contributions under Section 351 of the Internal Revenue Code of 1986, as amended, (the "Code").

      2. Closing. The consummation of the contributions contemplated hereby (the "Closing") shall occur on a date (the "Closing Date") to be specified by the parties, which shall be no later than the fifth business day after satisfaction of the latest to occur of the conditions set forth in Section 6 at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178, unless another date or place is agreed to in writing by each of the parties hereto. At the Closing, the Company shall deliver to each Subscriber certificates for the Company Shares to be issued to such Subscriber as set forth on attached Schedule A against receipt of certificates for the Constituent Entities Shares to be contributed by such Subscriber as set forth on attached Schedule B duly endorsed or accompanied by duly executed stock powers, transferring ownership to the Company of the Constituent Entities Shares to be contributed by such Subscriber to the Company.

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      3. Representations and Warranties.

            (a) Representations and Warranties of the Subscribers. Each Subscriber severally and not jointly hereby represents and warrants to the Company that such Subscriber:

               (i) (x) owns the Constituent Entities Shares to be contributed by such Subscriber to the Company free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer and (y) has the full legal right, and any approval required by law to contribute, transfer and deliver to the Company such Constituent Entities Shares in the manner provided in this Agreement, and upon delivery to the Company of the certificates for such Constituent Entities Shares hereunder, the Company will acquire valid title to such Constituent Entities Shares free and clear of any lien, claim, security interest or other encumbrance.

               (ii) (x) is acquiring the Company Shares to be issued to such Subscriber for such Subscriber's own account for investment and not with a view to the distribution thereof or with any present intention of selling any thereof, (x) has been informed by the Company that the Company Shares to be issued to such Subscriber have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and understands that such Company Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available and (z) is fully aware of the restrictions on disposing of the Company Shares resulting from the provisions of the Securities Act and the General Rules and Regulations of the Securities and Exchange Commission (the "Commission") thereunder (including, without limitation, Rule 144), and understands that, except as provided in Sections 4 and 5, the Company is under no obligation to effect compliance with Regulation A or any other exemption or to register the Company Shares to be issued to such Subscriber.

            (b) Representations and Warranties of the Company. The Company represents and warrants to each Subscriber that the Company Shares to be issued by the Company and delivered to each Subscriber hereunder have been duly authorized and, when issued, delivered in the manner set forth in this Agreement, will be validly issued, fully paid and nonassessable.

      4. Certain Agreements.

            (a) Tax Agreement. At or prior to the Closing, each of the Subscribers and the Company shall, and the Company shall cause the Constituent Entities to, enter into the Tax Agreement attached hereto as Exhibit A.


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            (b) Transferability. Prior to any sale, transfer, pledge or other disposition of any Company Shares, each Subscriber shall give written notice to the Company of such proposed sale, transfer, pledge or other disposition and as to the circumstances thereof. Promptly upon receiving such notice, the Company shall obtain from the Company's counsel and, if the Company at its option so requests, such Subscriber will obtain from such Subscriber's counsel and deliver to the Company, as promptly as practicable, an opinion as to whether the proposed sale, transfer, pledge or disposition may be effected without registration of such Company Shares under the Securities Act. If in the opinion of each such counsel such sale, transfer, pledge or disposition may be made in the manner described in the notice thereof in compliance with applicable Federal and state securities laws, such Subscriber may make such sale, transfer, pledge or disposition. If either counsel shall fail to render an opinion to such effect, such Subscriber shall not make such sale, transfer, pledge or disposition unless and until registration of such Company Shares under the Securities Act has become effective or is no longer required in the opinion of the respective counsel.

            Each certificate representing any of the Company Shares or representing any shares issued in payment or distribution of any stock dividend thereon, or split-up thereof, and each certificate, issued upon any transfer or exchange of any such certificate, shall bear the following legend unless, in the opinion of the Company's counsel, such legend is no longer necessary to assure compliance with the Securities Act:

                  "The shares represented by this certificate have not been
            registered under the Securities Act of 1933. The shares have been acquired for investment and may not be pledged or hypothecated, and may not be sold or transferred, in the absence of an effective Registration Statement for the shares under the Securities Act of 1933 or an opinion of counsel to the Company that registration is not required under the Securities Act of 1933."

      The Company will enter appropriate stop-transfer orders on any register or records maintained by or on behalf of the Company with respect to the Company Shares to insure that the Company Shares are not transferred except in accordance with this Agreement.

            (c) Information; Public Filings. If at any time the Common Stock is required to be registered under Section 12(b) or Section 12(g), whichever is applicable, of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), then thereafter the Company will:

                (i) maintain effective a registration statement (containing such information and documents as the Commission shall specify and otherwise complying with the Securities Exchange Act), under Section 12(b) or
       Section 12(g), whichever is applicable, of the Securities Exchange Act, with respect to the Common Stock, and the

       Company will file as required such information, documents and reports as the Commission may require or prescribe for companies whose stock has been registered pursuant to such Section 12(b) or Section 12(g), whichever is applicable; and

                (ii) upon the request of any holder of Company Shares, make whatever other filings with the Commission, or otherwise make generally available to the public such financial and other information, as any such holder may deem reasonably necessary or desirable in order to enable such holder to be permitted to sell Company Shares pursuant to the provisions of Rule 144.

      5. Registration Rights. If, at any time following the first anniversary of the Closing Date, the Company shall determine to register any other shares of Common Stock under the Securities Act for its own account (other than on Form S-4 or Form S-8 or a comparable form), the Company will, at its expense:

          (a) furnish prompt written notice thereof to each holder of the Company Shares, and

          (b) include among the securities which it then registers and qualifies, all of the Company Shares specified in a written request or requests, made within 10 days after the giving of such written notice by the Company, from any holder or holders of any of the Company Shares, provided, however, that (i) if and to the extent that any such holder or holders shall at the time have no present intention of selling or distributing any of such Company Shares, the Company shall be obligated to effect such registration, qualification or compliance with respect to such holder's or holders' Company Shares only if and to the extent, in each case, that such registration, qualification or compliance is at the time permitted by the applicable statute or the rules and regulations thereunder or the practices of the governmental authority concerned, (ii) if and to the extent that, in the opinion of the Company's counsel, the holder or holders thereof may sell or dispose of their Company Shares without registration under the Securities Act, the Company shall not be obligated to register the same, and (iii) if, in the reasonable opinion of the prospective underwriters, the inclusion in the Registration Statement by the holder or holders of any Company Shares would be detrimental to the prospective offering, the Company may reduce the number of Company Shares of each holder to be so included in proportion to their relative holdings of Company Shares.

          In the case of each registration, qualification or compliance pursuant to this Section 5, the Company will keep the holders of all of the Company Shares being registered advised in writing as to the initiation of proceedings for such registration, qualification and compliance and as to the completion thereof, and will advise any such holder, upon request, of the progress of such proceedings. The Company will pay all of the costs incident to such registration, qualification and compliance, except underwriting discounts, registration or filing fees and other expenses computed on the basis of the

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     number of the shares of Common Stock or the aggregate value thereof being registered. Each holder of the Company Shares being registered shall pay that proportion of all such discounts, fees and expenses relating to the Company Shares being registered that the number of the Company Shares of such holder being registered bears to the total number of shares of Common Stock being registered. At the expense of the Company, the Company will keep such registration, qualification and compliance effective for a period of 90 days by such action as may be necessary or appropriate, including, without limitation, the filing of post-effective amendments and supplements to any registration statement or prospectus necessary to keep the registration correct and to permit the sale or distribution of the Company Shares not theretofore sold or distributed, and further qualification under any applicable blue sky or other state securities law to permit such sale or distribution, all as requested by the holders.

          Each holder of any of the Company Shares being registered shall furnish to the Company such information regarding such holder and the distribution of the Company Shares being registered held by such holder as the Company may request in writing and as shall be required in connection with any registration, qualification and compliance referred to in this
     Section 5.

          The Company will furnish to each holder of the Company Shares being registered such number of prospectuses, offering circulars and other documents incident to any registration, qualification or compliance referred to in this Section 5, at the expense of the Company, as such holders from time to time may reasonably request. The Company will indemnify each such holder and each underwriter of the Company Shares being registered against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such holder and each such underwriter for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such holder or underwriter and stated to be specifically for use therein.

          As a condition of any such registration each of the holders of the Company Shares being registered will agree (i) if the Company so requests, to sell all of such Company Shares being registered through an underwriter or underwriters designated by the

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     Company, (ii) if the Company so requests, to delay the sale of the Company
     Shares being registered for a period of up to 60 days after the effective date of such registration, qualification or compliance, and (iii) to severally indemnify the Company, its directors and officers, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act, and each underwriter of the Company Shares being registered, to the extent of the net proceeds received by each holder from the sale of Company Shares, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of, or in connection with, or based on any untrue statement (or alleged untrue statement) of a material fact contained in the prospectus, offering circular or any other document incident to such registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or any violation by such holder of any rule or regulation promulgated under the Securities Act or the Securities Exchange Act applicable to such holder and relating to action or inaction required of such holder in connection with any such registration, qualification or compliance, based on any untrue statement or omission based upon written information furnished to the Company or any such underwriter by an instrument duly executed by such holder and stated to be specifically for use therein, and will reimburse the Company, each such director and officer, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act, and each underwriter for any legal fees and expenses or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, based on any untrue statement or omission based upon written information furnished to the Company or any such underwriter by an instrument duly executed by such holder and stated to be specifically for use therein or resulting from any violations by such holder of any rule or regulation promulgated under the Securities Act or the Securities Exchange Act.

     6. Conditions to Closing.

          (a) Conditions to Obligations of the Company. The obligations of the Company to issue and deliver to the Subscribers the Company Shares to be issued and delivered hereunder are subject to the fulfillment, at or prior to the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by the Company):

              (i) Representations and Warranties. Each of the representations and warranties made by the Subscribers in this Agreement shall be true and correct in all material respects.

              (ii) Performance. Each Subscriber shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this


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      Agreement to be so performed or complied with by such Subscriber at or before the Closing.

              (iii) Underwriting Agreement. Each of the Company, Lewis I. Rothman, LaVonda M. Rothman, the Shane Rothman Trust, the Luke Rothman Trust, the Marni Rothman Trust and the Samantha Rothman Trust, Wheat, First Securities, Inc. and J.C. Bradford & Co., as representatives of the several underwriters shall have entered into an underwriting agreement (the "Underwriting Agreement") relating to the purchase and sale of shares of Common Stock, and the Underwriters (as defined therein) shall have purchased and paid for the Firm Securities (as defined therein) pursuant thereto.

      (b) Conditions to Obligations of the Subscribers. The obligations of each Subscriber to purchase the Company Shares to be purchased by such Subscriber hereunder are subject to the fulfillment, at or prior to the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by the Subscribers):

              (i) Representations and Warranties. Each of the representations and warranties made by the Company in this Agreement shall be true and correct in all material respects.

              (ii) Performance. The Company shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by it at or before the Closing.

              (iii) Underwriting Agreement. Each of the Company, Lewis I. Rothman, LaVonda M. Rothman, the Shane Rothman Trust, the Luke Rothman Trust, the Marni Rothman Trust and the Samantha Rothman Trust, Wheat, First Securities, Inc. and J.C. Bradford & Co., as representatives of the several Underwriters, shall have entered into the Underwriting Agreement and the Underwriters shall have purchased and paid for the Firm Securities pursuant thereto.

      7. Miscellaneous.

            (a) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

            (b) Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to


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      the subject matter hereof and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

            (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey without regard to applicable principles of conflicts of law thereof.

            (d) Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, whether by operation of law or otherwise, without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective heirs or successors.

                                 Very truly yours,


                                 --------------------------
                                 Lewis I. Rothman


                                 --------------------------
                                 LaVonda M. Rothman

                                 Trust f/b/o Shane Rothman,
                                 pursuant to trust agreement dated November 1, 1994, Lew Rothman, Grantor


                                 By:
                                    --------------------------
                                     Samuel Bornstein
                                     Special Trustee


                                 Trust f/b/o Luke Rothman,
                                 pursuant to trust agreement dated November 1, 1994, Lew Rothman, Grantor


                                 By:
                                    --------------------------
                                    Samuel Bornstein
                                    Special Trustee


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                                 Trust f/b/o Marni Rothman,
                                 pursuant to trust agreement dated November 1, 1994, Lew Rothman, Grantor


                                 By:
                                    --------------------------
                                    Samuel Bornstein
                                    Special Trustee

                                 Trust f/b/o Samantha Rothman,
                                 pursuant to trust agreement dated November 1, 1994, Lew Rothman, Grantor


                                 By:
                                    --------------------------
                                    Samuel Bornstein
                                    Special Trustee

CONSENTED TO AND AGREED:

800-JR CIGAR, INC.


By:
   ----------------------
   Lewis I. Rothman
   President


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                                                                      SCHEDULE A

                                 COMPANY SHARES

                             Number of Company Shares
Name of Stockholder              to be Issued
-------------------          ------------------------

Lew Rothman                       4,387,920

LaVonda Rothman                   4,387,920

Marni Rothman Trust                 131,040

Samantha Rothman Trust              131,040

Shane Rothman Trust                 131,040

Luke Rothman Trust                  131,040


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                                                                    SCHEDULE B
                                  SHARES OF CAPITAL STOCK
                                  OF CONSTITUENT ENTITIES
                                     TO BE CONTRIBUTED

                                                                                                Number of
                                                                  Class and Par Value of       Shares to be
     Stockholder              Constituent Entity                      Capital Stock            Contributed
     -----------              ------------------                      -------------            -----------
Lew Rothman             J.R  Tobacco of America, Inc.           Common Stock, $1.00 par value      100
                        Cigars by Santa Clara, N.A., Inc.       Common Stock, $1.00 par value      100
                        J.N.R. Grocery Corp.                    Common Stock, no par value          30
                        J.R Tobacco NC, Inc.                    Common Stock, $1.00 par value      100
                        J&R Tobacco (New Jersey) Corp.          Common Stock, no par value          20
                        J.R Tobacco Company of Michigan, Inc.   Common Stock, $1.00 par value      350
                        J.R-46th Street, Inc.                   Common Stock, no par value         100
                        J.R Tobacco Outlet, Inc.                Common Stock, no par value          50
                        J.R Statesville, Inc.                   Common Stock, $1.00 par value       52
                        J R Cigar (DC), Inc.                    Common Stock, no par value          25

LaVonda Rothman         J.R Tobacco of America, Inc.            Common Stock, $1.00 par value      100
                        Cigars by Santa Clara, N.A., Inc.       Common Stock, $1.00 par value      100
                        J.N.R. Grocery Corp.                    Common Stock, no par value          30
                        J.R Tobacco NC, Inc.                    Common Stock, $1.00 par value      100
                        J&R Tobacco (New Jersey) Corp.          Common Stock, no par value          20
                        J.R Tobacco Company of Michigan, Inc.   Common Stock, $1.00 par value      350
                        J.R-46th Street, Inc.                   Common Stock, no par value         100
                        J.R Tobacco Outlet, Inc.                Common Stock, no par value          50
                        J.R Statesville, Inc.                   Common Stock, $1.00 par value       52
                        J R Cigar (DC), Inc.                    Common Stock, no par value          25

Marni Rothman Trust     J.R Statesville, Inc.                   Common Stock, $1.00 par value       24
Samantha Rothman Trust  J.R Statesville, Inc.                   Common Stock, $1.00 par value       24
Shane Rothman Trust     J.R Statesville, Inc.                   Common Stock, $1.00 par value       24
Luke Rothman Trust      J.R Statesville, Inc.                   Common Stock, $1.00 par value       24